Exhibit 4.1

[FACE OF CERTIFICATE]

PI

PRECIGEN, INC.

SHARES

COMMON STOCK

SEE REVERSE FOR CERTAIN DEFINITIONS

CUSIP 74017N 10 5

INCORPORATED UNDER THE LAWS OF THE STATE OF VIRGINIA

THIS CERTIFIES THAT:

is the owner of

FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, NO PAR VALUE, OF

Precigen, Inc.

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of the certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile signatures of the Corporation’s duly authorized officers.

Dated:

[SIGNATURE]

CHIEF FINANCIAL OFFICER

[SIGNATURE]

SECRETARY

COUNTERSIGNED AND REGISTERED:

AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC

(Brooklyn, NY)

BY: TRANSFER AGENT AND REGISTRAR

AUTHORIZED SIGNATURE

[REVERSE OF CERTIFICATE]

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM – as tenants in common

TEN ENT – as tenants by the entireties

JT TEN – as joint tenants with right

of survivorship and not as

tenants in common

UNIF GIFT MIN ACT –__________________ Custodian__________________

(Cust) (Minor)

under Uniform Gifts to Minors

Act____________________________________

(State)

Additional abbreviations may also be used though not in the above list.

For value received, __________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER

IDENTIFYING NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

__________________________________________________________________________________________________ Shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint __________________________________________________________________________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises

Dated __________________________

NOTICE:

THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATSOEVER.

SIGNATURE(S) GUARANTEED:

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO SEC RULE 17Ad-15